                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                              __________________

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 8, 1996

                           CORESTATES FINANCIAL CORP
              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

PENNSYLVANIA                  0-6879                   23-1899716
(STATE OR OTHER               (COMMISSION              (IRS EMPLOYEE
JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.)
INCORPORATION)

                              CENTRE SQUARE WEST,
                              1500 MARKET STREET
                       PHILADELPHIA, PENNSYLVANIA  19101
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS) (ZIP CODE)

REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-3806

        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

  As previously announced, CoreStates Financial Corp ("CoreStates") and Meridian Bancorp, Inc. ("Meridian") have entered into a definitive agreement, dated October 10, 1995, providing for CoreStates to acquire Meridian pursuant to an exchange of stock ("the Merger"). Under the terms of the agreement, each of Meridian's 55.9 million shares of common stock will be exchanged for 1.225 shares of CoreStates' common stock. CoreStates also has received an option to purchase up to 19.9% of Meridian's common stock if certain contingencies occur.

  In May 1995, Meridian announced a definitive agreement to acquire United Counties Bancorporation ("UCB") pursuant to an exchange of stock ("the UCB Proposed Combination"). Under the terms of the agreement, each of UCB's 2.1 million shares of common stock will be exchanged for 5.0 shares of Meridian's common stock.

  The Merger and UCB Proposed Combination, which are both expected to be accounted for as a pooling of interests, are subject to certain conditions, including the receipt of regulatory and shareholder approval.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (a)   Pro Forma Financial Information of CoreStates        Page
                                                             ----
        Financial Corp and Subsidiaries (Unaudited):

        (i)  Introductory Note to Pro Forma Financial        3
             Information (Unaudited)

        (ii) Pro Forma Condensed Combined Balance Sheet      4
             (Unaudited) as of September 30, 1995

        (iii)Footnotes to Pro Forma Condensed Combined       5-6
             Balance Sheet

        (iv) Pro Forma Condensed Combined Statement of       7-8
             Income (Unaudited) for the nine months ended
             September 30, 1995 and 1994

        (v)  Pro Forma Condensed Combined Statement of       9-11
             Income (Unaudited) for the years ended
             December 31, 1994, 1993 and 1992

        (vi) Footnotes to Pro Forma Condensed Combined       12-13
             Statements of Income


                                  CoreStates Financial Corp
                                         (Registrant)


                                  By:      /s/ David T. Walker
                                     --------------------------------
                                              David T. Walker
                                             Deputy Chief Counsel


Date: January 8, 1996

                        PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)



  The following unaudited pro forma condensed combined financial statements reflect the Merger under the application of the pooling of interests method of accounting. Under the pooling of interests method of accounting, the historical book values of the assets, liabilities and shareholders' equity of Meridian as reported on its Consolidated Balance Sheet, will be carried over onto the Consolidated Balance Sheet of CoreStates, and no goodwill or other intangible assets will be created. CoreStates will include in its Consolidated Statement of Income the consolidated results of operations of Meridian for the entire fiscal year in which the Effective Date occurs after addressing conformity issues and will combine and restate its results of operations for prior periods to include the reported consolidated results of operations of Meridian for prior periods after addressing conformity issues.

  The unaudited pro forma condensed combined financial statements also reflect Meridian's pending acquisition of UCB, which is expected to be accounted for under the pooling of interests method of accounting.

  This pro forma financial information is based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma financial information are preliminary and have been made solely for purposes of developing such pro forma financial information as necessary to comply with the disclosure requirements of the Commission. Where applicable, the pro forma adjustments have been separately tax effected at the following statutory rates: 1995, 1994 and 1993-35%, and 1992-34%. The pro forma financial information has been prepared using the historical consolidated financial statements and notes thereto. The unaudited pro forma condensed combined financial statements do not purport to be indicative of the combined financial position or results of operations of future periods or indicative of the results that actually would have been realized had the entities been a single entity during these periods.

  The Merger Agreement provides for an Exchange Ratio of 1.225 shares of CoreStates Common Stock for each share of Meridian Common Stock. The Exchange Ratio of 1.225 is subject to possible increase in certain limited circumstances. The accompanying unaudited pro forma financial information reflects an equivalent per share of Meridian Common Stock at that Exchange Ratio. The accompanying unaudited pro forma financial information also assumes that 5.0 shares of Meridian Common Stock will be issued for each share of UCB common stock in the UCB Proposed Combination.

                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)
                              SEPTEMBER 30, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                     CoreStates
                                            CoreStates        Meridian       Meridian                   and             Meridian
                                                and             and          Pro Forma                Meridian            and
                                            Subsidiaries    Subsidiaries    Adjustments               Pro Forma       Subsidiaries
                                           --------------  --------------  -------------            ------------     --------------
ASSETS
Cash and due from banks                       $2,214,933        $610,239                             $2,825,172           $610,239
Time deposits                                  1,755,526          63,556                              1,819,082             63,556
Investment securities                          2,136,612       2,800,620                              4,937,232          2,800,620
Loans                                         21,168,026      10,246,035       $144,252  (2,9)       31,558,313         10,246,035
Allowance for loan losses                       (501,392)       (174,133)       (70,000) (3)           (745,525)          (174,133)
Federal funds sold and securities
 purchased under agreements to resell            294,916          13,996                                308,912             13,996
Trading account securities                           349         116,249                                116,598            116,249
Due from customers on acceptances                493,212          17,960                                511,172             17,960
Premises and equipment and other assets        1,283,550         886,608        (81,688) (2,4,8,9)    2,088,470            886,608
                                           --------------  --------------  -------------            ------------     --------------
     Total assets                            $28,845,732     $14,581,130        ($7,436)            $43,419,426        $14,581,130
                                           ==============  ==============  =============            ============     ==============

LIABILITIES
Deposits:
 Domestic:
  Non-interest bearing                        $6,051,497      $1,782,975                             $7,834,472         $1,782,975
  Interest bearing                            13,718,685       9,321,439                             23,040,124          9,321,439
  Overseas branches and subsidiaries             923,930           -                                    923,930             -
                                           --------------  --------------  -------------            ------------     --------------
     Total deposits                           20,694,112      11,104,414                             31,798,526         11,104,414
Funds borrowed                                 2,245,238       1,362,129                              3,607,367          1,362,129
Bank acceptances outstanding                     490,520          17,960                                508,480             17,960
Other liabilities                              1,238,126         315,792       $128,305  (3,8)        1,682,223            315,792
Long-term debt                                 1,861,946         514,524                              2,376,470            514,524
                                           --------------  --------------  -------------            ------------     --------------
     Total liabilities                        26,529,942      13,314,819        128,305              39,973,066         13,314,819
                                           --------------  --------------  -------------            ------------     --------------

SHAREHOLDERS' EQUITY
Common stock                                     145,875         291,690       (220,857) (5)            216,708            291,690
Capital surplus                                  781,905         211,426        205,027  (5)          1,198,358            211,426
Retained earnings (3)                          1,606,581         833,397       (135,741) (3,8)        2,304,237            833,397
Treasury Stock                                  (218,571)        (15,830)        15,830  (5)           (218,571)           (15,830)
Unallocated shares held by ESOP                    -             (54,372)                               (54,372)           (54,372)
                                           --------------  --------------  -------------            ------------     --------------
         Total shareholders' equity            2,315,790       1,266,311       (135,741)              3,446,360          1,266,311
                                           --------------  --------------  -------------            ------------     --------------
         Total liabilities and
          shareholders' equity               $28,845,732     $14,581,130        ($7,436)            $43,419,426        $14,581,130
                                           ==============  ==============  =============            ============     ==============

Book value per share (3)                          $16.67          $22.65                                 $16.62             $22.65
                                           ==============  ==============                           ============     ==============

                                                                                                   Pro Forma
                                               UCB                 UCB             Meridian         Combined
                                               and              Pro Forma           and UCB           All
                                           Subsidiaries        Adjustments         Pro Forma     Transactions
                                          --------------      -------------       ------------  --------------
ASSETS
Cash and due from banks                         $75,663                              $685,902      $2,900,835
Time deposits                                     -                                    63,556       1,819,082
Investment securities                         1,039,342                             3,839,962       5,976,574
Loans                                           388,600                            10,634,635      31,946,913
Allowance for loan losses                       (11,042)                             (185,175)       (756,567)
Federal funds sold and securities
 purchased under agreements to resell            97,460                               111,456         386,372  (1)
Trading account securities                        -                                   116,249         116,598
Due from customers on acceptances                 -                                    17,960         511,172
Premises and equipment and other assets          40,439           $  1,500  (10)      928,547       2,130,409
                                          --------------      -------------       ------------  --------------
     Total assets                            $1,630,462           $  1,500        $16,213,092     $45,031,388
                                          ==============      =============       ============  ==============

LIABILITIES
Deposits:
 Domestic:
  Non-interest bearing                         $249,211                            $2,032,186      $8,083,683
  Interest bearing                            1,054,014                            10,375,453      24,094,138
  Overseas branches and subsidiaries              -                                     -             923,930
                                          --------------      -------------       ------------  --------------
     Total deposits                           1,303,225                            12,407,639      33,101,751
Funds borrowed                                   99,890                             1,462,019       3,687,257  (1)
Bank acceptances outstanding                      -                                    17,960         508,480
Other liabilities                                28,256            $16,000  (10)      360,048       1,726,479
Long-term debt                                    -                                   514,524       2,376,470
                                          --------------      -------------       ------------  --------------
     Total liabilities                        1,431,371             16,000         14,762,190      41,400,437
                                          --------------      -------------       ------------  --------------

SHAREHOLDERS' EQUITY
Common stock                                      2,530             51,170  (6)       345,390         229,865  (7)
Capital surplus                                  24,244            (73,403) (6)       162,267       1,189,742  (7)
Retained earnings (3)                           194,550            (14,500) (10)    1,013,447       2,484,287  (7)
Treasury Stock                                  (22,233)            22,233  (6)       (15,830)       (218,571)
Unallocated shares held by ESOP                                                       (54,372)        (54,372)
                                          --------------      -------------       ------------  --------------
         Total shareholders' equity             199,091            (14,500)         1,450,902       3,630,951
                                          --------------      -------------       ------------  --------------
         Total liabilities and
          shareholders' equity               $1,630,462             $1,500        $16,213,092     $45,031,388
                                          ==============      =============       ============  ==============

Book value per share (3)                         $92.68                                $21.77          $16.46
                                          ==============                          ============  ==============

See footnotes to the Pro Forma Condensed Combined Balance Sheet.

            FOOTNOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)



(1) Reflects elimination of intercompany Federal funds transactions between CoreStates and UCB.

(2) In connection with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" ("FAS 114"), CoreStates prospectively adopted effective January 1, 1995 the provisions of FAS 114 as they relate to the classification of loans previously determined to be "in substance foreclosed." In accordance with FAS 114, loans determined to be in substance foreclosed should be reclassified to loans and the charges associated with write downs against in substance foreclosed loans should be reclassified to the provision for losses on loans from non-financial expenses. As in substance foreclosed loans are immaterial to CoreStates, CoreStates' historical financial information reflects in substance foreclosed loans as a component of other real estate owned ("OREO") in other assets and the charges associated with write downs against in substance foreclosed loans in other non-financial expenses.

     Meridian adopted FAS 114 on January 1, 1995 and reclassified in substance foreclosed loans in its historical financial information from OREO/other assets to loans, and writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans.

     As permitted under pooling of interests accounting, the pro forma financial information is presented as if CoreStates reclassified in substance foreclosed loans to loans, and write downs against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans for all periods presented.

     In substance foreclosed loans for UCB are immaterial.

(3) Based on a preliminary review of Meridian's loan portfolio, CoreStates has decided to take a different approach to the workout of certain assets. It is CoreStates' philosophy that this change maximizes the total value of the Merger and allows the Continuing Corporation to concentrate upon new franchise initiatives and revenue generation. In CoreStates' general experience, a strategy that involves the accelerated resolution of problem assets has been more economical than a long-term work out approach. It has been CoreStates' general experience that the costs of working out assets as well as other carrying costs typically outweigh any improvement in those assets' realized value. Furthermore, the process of working out problem assets diverts resources and management time and attention from building the business and creating long-term franchise value. CoreStates currently estimates that in connection with the change in strategic direction and to conform Meridian's consumer lending charge-off policies to those of CoreStates, CoreStates will take an addition to the allowance for possible loan losses of approximately $50 million to $80 million and, accordingly, has adjusted September 30, 1995 pro forma shareholders' equity by $70.0 million, $45.5 million after-tax, the current estimate based on the preliminary review. CoreStates currently estimates that the assets related to $66 million of the $70 million estimated provision will be disposed of within eighteen months of the Effective Date. The carrying value of these assets is approximately $225 million and the estimated provision represents 29% of this amount. It is also estimated that the conforming adjustments, mostly related to consumer lending charge-off policies, will comprise approximately $4 million of the $70 million estimated provision.

     Pro forma shareholders' equity at September 30, 1995 also reflects charges of approximately $105.0 million, which include: $40.0 million for employee severance costs; $24.1 million for the costs of consolidating and closing branches and other duplicate facilities; and $40.9 million for other expenses directly attributable to the Merger. Accordingly, pro forma shareholders' equity at September 30, 1995 has been reduced by $75.1 million, the after-tax effect of the charges and expenses directly attributable to the Merger. The aggregate cash outflow related to these charges is expected to be approximately $80 million.

(4) Reflects deferred taxes receivable at statutory rates totaling $54.4 million related to the approximately $105.0 million of expenses directly attributable to the Merger and the $70.0 million addition to Meridian's allowance for possible loan losses are reflected in other assets.

            FOOTNOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)



(5) Reflects the conversion of 57.823 million outstanding shares of Meridian Common Stock on into 70.833 million shares of CoreStates Common Stock on September 30, 1995 after giving effect to the cancellation of 515 thousand shares of Meridian Common Stock held as treasury stock.

(6) Reflects the conversion of 2.148 million outstanding shares of UCB Common Stock into 10.740 million shares of Meridian Common Stock on September 30, 1995 after giving effect to the cancellation of 381 thousand shares of UCB CommonStock held as treasury stock.

(7) Reflects the conversion of 68.563 million pro forma shares of Meridian Common Stock into 83.990 million shares of CoreStates Common Stock on September 30, 1995 after giving effect to the cancellation of 515 thousand shares of Meridian Common Stock held as treasury stock.

(8) Reflects the pro forma adoption by Meridian of the FAS 106 transitional liability of $28.8 million, $18.7 million after-tax, effective January 1, 1992. See footnote 3 to Pro Forma Condensed Combined Statements of Income on page 12.

(9) Loans held for sale in CoreStates' historical financial information have not exceeded the requirements for separate balance sheet disclosure and accordingly have been included in total loans. Meridian's historical financial information reflects loans held for sale as a separate caption on the balance sheet (or in other assets in a condensed balance sheet). In the pro forma financial information, combined loans held for sale do not exceed the requirements for separate balance sheet disclosure and therefore Meridian's loans held for sale have been reclassified to total loans.

(10) Reflects charges of approximately $16.0 million, $14.5 million after the related tax effects, which include expenses directly attributable to Meridian's pending acquisition of UCB. These expenses include $10.3 million of human resources related costs, including employment contracts and severance; $1.5 million for elimination of duplicate operations and data processing facilities; and $4.2 million of other expenses, including investment banker fees and legal expenses. Deferred taxes receivable, at statutory rates, totaling $1.5 million are reflected in other assets.

                                                         PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                                             UNAUDITED
                                                               Nine Months Ended September 30, 1995
                                                             (in thousands, except per share amounts)

                                                                                                CoreStates
                                              CoreStates       Meridian       Meridian             and          Meridian
                                                  and            and          Pro Forma          Meridian         and
                                             Subsidiaries    Subsidiaries    Adjustments        Pro Forma     Subsidiaries
                                            --------------  --------------  -------------      ------------  --------------
INTEREST INCOME
Interest and fees on loans                     $1,487,997        $676,172                       $2,164,169        $676,172
Interest on investment securities                 108,532         136,142                          244,674         136,142
Interest on time deposits in banks                 89,729           4,365                           94,094           4,365
Other interest income                               7,689          18,499                           26,188          18,499
                                            --------------  --------------  -------------      ------------  --------------
     Total interest income                      1,693,947         835,178                        2,529,125         835,178
                                            --------------  --------------  -------------      ------------  --------------
INTEREST EXPENSE
Interest on deposits                              400,622         281,164                          681,786         281,164
Interest on funds borrowed                         87,284          72,079                          159,363          72,079
Interest on long-term debt                         92,157          22,605                          114,762          22,605
                                            --------------  --------------  -------------      ------------  --------------
     Total interest expense                       580,063         375,848                          955,911         375,848
                                            --------------  --------------  -------------      ------------  --------------
Net interest income                             1,113,884         459,330                        1,573,214         459,330
Provision for losses on loans                      77,500          28,652           $125 (10)      106,277          28,652
                                            --------------  --------------  -------------      ------------  --------------
Net interest income after provision for
 losses on loans                                1,036,384         430,678           (125)        1,466,937         430,678
                                            --------------  --------------  -------------      ------------  --------------
NON-INTEREST INCOME
Securities gains                                    8,457           4,671                           13,128           4,671
Other operating income                            443,740         183,149                          626,889         183,149
                                            --------------  --------------  -------------      ------------  --------------
     Total non-interest income                    452,197         187,820                          640,017         187,820
                                            --------------  --------------  -------------      ------------  --------------
NON-FINANCIAL EXPENSES
Restructuring charge (7)                          104,563          32,000                          136,563          32,000
Other operating expenses                          885,620         408,302         (1,205) (3,10) 1,292,717         408,302
                                            --------------  --------------  -------------      ------------  --------------
     Total non-financial expenses                 990,183         440,302         (1,205)        1,429,280         440,302
                                            --------------  --------------  -------------      ------------  --------------
Income before income taxes                        498,398         178,196          1,080           677,674         178,196
Provision for income taxes                        183,115          56,660            378 (3)       240,153          56,660
                                            --------------  --------------  -------------      ------------  --------------
Net Income                                       $315,283        $121,536           $702          $437,521        $121,536
                                            ==============  ==============  =============      ============  ==============

Average common shares outstanding                 141,427          55,928                          209,939          55,928
PER COMMON SHARE DATA (4)
Net Income                                          $2.23           $2.17                            $2.08           $2.17
Cash dividends declared (8)                         $1.02           $1.08                            $1.02           $1.08

                                                                            Meridian       Pro Forma
                                                 UCB             UCB           and         Combined
                                                 and          Pro Forma        UCB           All
                                             Subsidiaries    Adjustments    Pro Forma    Transactions (1)
                                            --------------  -------------  -----------  --------------
INTEREST INCOME
Interest and fees on loans                        $24,854                    $701,026      $2,189,023
Interest on investment securities                  50,215                     186,357         294,889
Interest on time deposits in banks                  -                           4,365          94,094
Other interest income                               2,717                      21,216          28,557 (2)
                                            --------------  -------------  -----------  --------------
     Total interest income                         77,786                     912,964       2,606,563
                                            --------------  -------------  -----------  --------------
INTEREST EXPENSE
Interest on deposits                               27,888                     309,052         709,674
Interest on funds borrowed                          2,610                      74,689         161,625 (2)
Interest on long-term debt                          -                          22,605         114,762
                                            --------------  -------------  -----------  --------------
     Total interest expense                        30,498                     406,346         986,061
                                            --------------  -------------  -----------  --------------
Net interest income                                47,288                     506,618       1,620,502
Provision for losses on loans                        (500)                     28,152         105,777
                                            --------------  -------------  -----------  --------------
Net interest income after provision for
 losses on loans                                   47,788                     478,466       1,514,725
                                            --------------  -------------  -----------  --------------
NON-INTEREST INCOME
Securities gains                                   12,263                      16,934          25,391
Other operating income                              4,083                     187,232         630,972
                                            --------------  -------------  -----------  --------------
     Total non-interest income                     16,346                     204,166         656,363
                                            --------------  -------------  -----------  --------------
NON-FINANCIAL EXPENSES
Restructuring charge (7)                            -                          32,000         136,563
Other operating expenses                           26,125                     434,427       1,318,842
                                            --------------  -------------  -----------  --------------
     Total non-financial expenses                  26,125                     466,427       1,455,405
                                            --------------  -------------  -----------  --------------
Income before income taxes                         38,009                     216,205         715,683
Provision for income taxes                         12,500                      69,160         252,653
                                            --------------  -------------  -----------  --------------
Net Income                                        $25,509             $0     $147,045        $463,030
                                            ==============  =============  ===========  ==============

Average common shares outstanding                   2,145                      66,653         223,078
PER COMMON SHARE DATA (4)
Net Income                                         $11.89                       $2.21           $2.08
Cash dividends declared (8)                         $3.45                       $1.08           $1.02

See Footnotes to Pro Forma Condensed Combined Statements of Income.

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
UNAUDITED
Nine Months Ended September 30, 1994
(in thousands, except per share amounts)

                                                                                                      CoreStates
                                                 CoreStates      Meridian             Meridian           and
                                                    and             and               Pro Forma        Meridian
                                                Subsidiaries   Subsidiaries          Adjustments       Pro Forma
                                               -------------- --------------        -------------    ------------
INTEREST INCOME
Interest and fees on loans                     $ 1,244,735    $     576,959                          $ 1,821,694
Interest on investment securities                  117,069          131,496                              248,565
Interest on time deposits in banks                  44,911            3,092                               48,003
Other interest income                                4,856            9,372                               14,228
                                               -------------- --------------        -------------    ------------
       Total interest income                     1,411,571          720,919                            2,132,490
                                               -------------- --------------        -------------    ------------
INTEREST EXPENSE
Interest on deposits                               258,540          201,393                              459,933
Interest on funds borrowed                          62,768           40,644                              103,412
Interest on long-term debt                          60,141           19,699                               79,840
                                               -------------- --------------        -------------    ------------
       Total interest expense                      381,449          261,736                              643,185
                                               -------------- --------------        -------------    ------------

Net interest income                              1,030,122          459,183                            1,489,305
Provision for losses on loans                      221,900           22,017         $   4,092 (10)       248,009
                                               -------------- --------------        -------------    ------------
Net interest income after provision
  for losses on loans                              808,222          437,166            (4,092)         1,241,296
                                               -------------- --------------        -------------    ------------
NON-INTEREST INCOME
Securities gains                                    14,143            2,751                               16,894
Other operating income                             407,136          167,822                              574,958
                                               -------------- --------------        -------------    ------------
       Total non-interest income                   421,279          170,573                              591,852
                                               -------------- --------------        -------------    ------------
NON-FINANCIAL EXPENSES
Restructuring and merger-related charges           108,700              -                                108,700
Other operating expenses                           902,158          435,566            (5,172)(3,10)   1,332,552
                                               -------------- --------------        -------------    ------------
       Total non-financial expenses              1,010,858          435,566            (5,172)         1,441,252
                                               -------------- --------------        -------------    ------------

Income before income taxes                         218,643          172,173             1,080            391,896
Provision for income taxes                          81,326           54,230               378(3)         135,934
                                               -------------- --------------        -------------    ------------

Income before cumulative effect of a change
  in accounting principle (5)(6)               $   137,317    $     117,943         $     702        $   255,962
                                               ============== ==============        =============    ============

Average common shares outstanding                  142,581           57,798                              213,384
PER COMMON SHARE DATA (4)
Income before cumulative effect of a change
in accounting principle (5)(6)                       $0.97            $2.05                               $1.20
Cash dividends declared (8)                          $0 90            $1.00                               $0.90


                                                                                                 Meridian         Pro Forma
                                                   Meridian           UCB            UCB           and             Combined
                                                      and             and        Pro FOrma         UCB               All
                                                  Subsidiaries    Subsidiaries   Agreements      Pro Forma       Transactions
                                                --------------  --------------  ------------   --------------   --------------
INTEREST INCOME
Interest and fees on loans                           $576,959         $23,170                       $600,129       $1,844,864
Interest on investment securities                     131,496          49,700                        181,196          298,265
Interest on time deposits in banks                      3,092             -                            3,092           48,003
Other interest income                                   9,372           2,296                         11,668           15,849(2)
                                                --------------  --------------  ------------   --------------   --------------
       Total interest income                          720,919          75,166                        796,085        2,206,981
                                                --------------  --------------  ------------   --------------   --------------
INTEREST EXPENSE
Interest on deposits                                  201,393          23,818                        225,211          483,751
Interest on funds borrowed                             40,644           1,583                         42,227          104,320(2)
Interest on long-term debt                             19,699                                         19,699           79,840
                                                --------------  --------------  ------------   --------------   --------------
       Total interest expense                         261,736          25,401                        287,137          667,911
                                                --------------  --------------  ------------   --------------   --------------
Net interest income                                   459,183          49,765                        508,948        1,539,070
Provision for losses on loans                          22,017            (825)                        21,192          247,184
                                                --------------  --------------  ------------   --------------   --------------
Net interest income after provision
 for losses on loans                                  437,166          50,590                        487,756        1,291,886
                                                --------------  --------------  ------------   --------------   --------------
NON-INTEREST INCOME
Securities gains                                        2,751                                          2,751           16,894
Other operating income                                167,822           4,497                        172,319          579,455
                                                --------------  --------------  ------------   --------------   --------------
       Total non-interest income                      170,573           4,497                        175,070          596,349
                                                --------------  --------------  ------------   --------------   --------------
NON-FINANCIAL EXPENSES
Restructuring and merger-related charges                  -               -                                           108,700
Other operating expenses                              435,566          28,773                        464,339        1,361,325
                                                --------------  --------------  ------------   --------------   --------------
       Total non-financial expenses                   435,566          28,773                        464,339        1,470,025
                                                --------------  --------------  ------------   --------------   --------------
Income before income taxes                            172,173          26,314                        198,487          418,210
Provision for income taxes                             54,230           8,595                         62,825          144,529
                                                --------------  --------------  ------------   --------------   --------------
Income before cumulative effect of a
  change in accounting principle (5)(6)              $117,943         $17,719       $0              $135,662         $273,681
                                                ==============  ==============  ============   =============   ==============
Average common shares outstanding                      57,798           2,136                         68,478          226,467
PER COMMON SHARE DATA (4)
Income before cumulative effect of a change
in accounting principle (5)(6)                          $2.04           $8.30                          $1.98            $1.21
Cash dividends declared (8)                             $1.00           $2.30                          $1.00            $0.90

See Footnotes to Pro Forma Condensed Combined Statements of Income

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                   UNAUDITED
                     TWELVE MONTHS ENDED DECEMBER 31, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                         CoreStates
                                          CoreStates      Meridian      Meridian             and
                                             and            and         Pro Forma         Meridian
                                         Subsidiaries   Subsidiaries   Adjustments        Pro Forma
                                        -------------- -------------- -------------      -----------
INTEREST INCOME
Interest and fees on loans                 $1,698,350       $789,290                      $2,487,640
Interest on investment securities             156,931        179,568                         336,499
Interest on time deposits in banks             66,389          4,607                          70,996
Other interest income                           7,857         11,575                          19,432
                                        -------------- -------------- -------------       -----------
     Total interest income                  1,929,527        985,040                       2,914,567
                                        -------------- -------------- -------------       -----------
INTEREST EXPENSE
Interest on deposits                          364,858        283,256                         648,114
Interest on funds borrowed                     85,123         63,126                         148,249
Interest on long-term debt                     90,177         26,242                         116,419
                                        -------------- -------------- -------------       -----------
     Total interest expense                   540,158        372,624                         912,782
                                        -------------- -------------- -------------       -----------
Net interest income                         1,389,369        612,416                       2,001,785
Provision for losses on loans                 246,900         28,086        $5,034  (10)     280,020
                                        -------------- -------------- -------------       -----------
Net interest income after
  provision for losses on loans             1,142,469        584,330        (5,034)        1,721,765
                                        -------------- -------------- -------------       -----------
NON-INTEREST INCOME
Securities gains                               18,753          2,998                          21,751
Other operating income                        548,787        225,028                         773,815
                                        -------------- -------------- -------------       -----------
     Total non-interest income                567,540        228,026                         795,566
                                        -------------- -------------- -------------       -----------
NON-FINANCIAL EXPENSES
Restructuring and merger related
  charges                                     108,700              -                         108,700
Other operating expenses                    1,208,861        579,668        (6,474) (3,10) 1,782,055
                                        -------------- -------------- -------------       -----------
     Total non-financial expenses           1,317,561        579,668        (6,474)        1,890,755
                                        -------------- -------------- -------------       -----------
Income before income taxes                    392,448        232,688         1,440           626,576
Provision for income taxes                    143,656         70,600           504  (3)      214,760
                                        -------------- -------------- -------------       -----------
Income before cumulative effect
  of a change in accounting
   principle (5)(6)                          $248,792       $162,088          $936          $411,816
                                        ============== ============== =============       ===========
Average common shares outstanding             142,498         57,661                         213,133
PER COMMON SHARE DATA (4)
Income before cumulative effect
  of a change in accounting
   principle (5,6)                              $1.75          $2.81                           $1.93
Cash dividends declared (8)                     $1.24          $1.34                           $1.24

                                                                                     Meridian     Pro Forma
                                          Meridian         UCB            UCB           and        Combined
                                            and            and         Pro Forma        UCB          All
                                        Subsidiaries   Subsidiaries   Adjustments    Pro Forma   Transactions
                                       -------------- -------------- -------------  ----------- --------------
INTEREST INCOME
Interest and fees on loans                  $789,290        $31,196                   $820,486     $2,518,836
Interest on investment securities            179,568         66,637                    246,205        403,136
Interest on time deposits in banks             4,607              -                      4,607         70,996
Other interest income                         11,575          2,977                     14,552         21,591  (2)
                                       -------------- -------------- -------------  ----------- --------------
     Total interest income                   985,040        100,810                  1,085,850      3,014,559
                                       -------------- -------------- -------------  ----------- --------------
INTEREST EXPENSE
Interest on deposits                         283,256         32,393                    315,649        680,507
Interest on funds borrowed                    63,126          2,187                     65,313        149,618  (2)
Interest on long-term debt                    26,242              -                     26,242        116,419
                                       -------------- -------------- -------------  ----------- --------------
     Total interest expense                  372,624         34,580                    407,204        946,544
                                       -------------- -------------- -------------  ----------- --------------
Net interest income                          612,416         66,230                    678,646      2,068,015
Provision for losses on loans                 28,086           (825)                    27,261        279,195
                                       -------------- -------------- -------------  ----------- --------------
Net interest income after
  provision for losses on loans              584,330         67,055                    651,385      1,788,820
                                       -------------- -------------- -------------  ----------- --------------
NON-INTEREST INCOME
Securities gains                               2,998              -                      2,998         21,751
Other operating income                       225,028          6,101                    231,129        779,916
                                       -------------- -------------- -------------  ----------- --------------
     Total non-interest income               228,026          6,101                    234,127        801,667
                                       -------------- -------------- -------------  ----------- --------------
NON-FINANCIAL EXPENSES
Restructuring and merger related
  charges                                          -              -                          -        108,700
Other operating expenses                     579,668         38,326                    617,994      1,820,381
                                       -------------- -------------- -------------  ----------- --------------
     Total non-financial expenses            579,668         38,326                    617,994      1,929,081
                                       -------------- -------------- -------------  ----------- --------------
Income before income taxes                   232,688         34,830                    267,518        661,406
Provision for income taxes                    70,600         11,038                     81,638        225,798
                                       -------------- -------------- -------------  ----------- --------------
Income before cumulative effect
  of a change in accounting
   principle (5)(6)                         $162,088        $23,792            $0     $185,880       $435,608
                                       ============== ============== =============  =========== ==============

Average common shares outstanding             57,661          2,139                     68,356        226,234
PER COMMON SHARE DATA (4)
Income before cumulative effect
  of a change in accounting
   principle (5,6)                             $2.81         $11.12                      $2.72          $1.93
Cash dividends declared (8)                    $1.34          $3.29                      $1.34          $1.24

See Footnotes to Pro Forma Condensed Combined Statements of Income.

                                                      PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                                         UNAUDITED
                                                          TWELVE MONTHS ENDED DECEMBER 31, 1993
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              CoreStates
                                            CoreStates       Meridian       Meridian             and          Meridian
                                                and             and         Pro Forma          Meridian         and
                                           Subsidiaries    Subsidiaries    Adjustments         Pro Forma    Subsidiaries
                                          --------------  --------------  -------------      ------------  --------------
INTEREST INCOME
Interest and fees on loans                   $1,585,015        $742,298                       $2,327,313        $742,298
Interest on investment securities               205,170         203,399                          408,569         203,399
Interest on time deposits in banks               44,340           3,874                           48,214           3,874
Other interest income                             7,339          12,119                           19,458          12,119
                                          --------------  --------------  -------------      ------------  --------------
     Total interest income                    1,841,864         961,690                        2,803,554         961,690
                                          --------------  --------------  -------------      ------------  --------------
INTEREST EXPENSE
Interest on deposits                            379,813         283,822                          663,635         283,822
Interest on funds borrowed                       67,001          30,518                           97,519          30,518
Interest on long-term debt                       69,779          30,058                           99,837          30,058
                                          --------------  --------------  -------------      ------------  --------------
     Total interest expense                     516,593         344,398                          860,991         344,398
                                          --------------  --------------  -------------      ------------  --------------
Net interest income                           1,325,271         617,292                        1,942,563         617,292
Provision for losses on loans                   121,201          58,781         $9,215  (10)     189,197          58,781
                                          --------------  --------------  -------------      ------------  --------------
Net interest income after provision for
 losses on loans                              1,204,070         558,511         (9,215)        1,753,366         558,511
                                          --------------  --------------  -------------      ------------  --------------
NON-INTEREST INCOME
Securities gains, (losses)                       16,110          25,280                           41,390          25,280
Other operating income                          557,920         249,343                          807,263         249,343
                                          --------------  --------------  -------------      ------------  --------------
     Total non-interest income                  574,030         274,623                          848,653         274,623
                                          --------------  --------------  -------------      ------------  --------------
NON-FINANCIAL EXPENSES
Restructuring charge                                -            17,500                           17,500          17,500
Other operating expenses                      1,241,862         606,026        (10,636)(3,10)  1,837,252         606,026
                                          --------------  --------------  -------------      ------------  --------------
     Total non-financial expenses             1,241,862         623,526        (10,636)        1,854,752         623,526
                                          --------------  --------------  -------------      ------------  --------------
Income before income taxes                      536,238         209,608          1,421           747,267         209,608
Provision for income taxes                      173,809          59,068            497  (3)      233,374          59,068
                                          --------------  --------------  -------------      ------------  --------------
Income before cumulative effect of a
 change in accounting principle (5,9)          $362,429        $150,540           $924          $513,893        $150,540
                                          ==============  ==============  =============      ============  ==============

Average common shares outstanding               145,398          57,194                          215,461          57,194

PER COMMON SHARE DATA (4)

Income before cumulative effect of a
 change in accounting principle (5,9)             $2.49           $2.63                            $2.39           $2.63

Cash dividends declared (8)                       $1.14           $1.26                            $1.14           $1.26

                                                                           Meridian      Pro Forma
                                                UCB            UCB           and         Combined
                                                and         Pro Forma        UCB            All
                                           Subsidiaries    Adjustments    Pro Forma    Transactions
                                          --------------  -------------  -----------  --------------
INTEREST INCOME
Interest and fees on loans                      $31,666                    $773,964      $2,358,979
Interest on investment securities                68,207                     271,606         476,776
Interest on time deposits in banks                  -                         3,874          48,214
Other interest income                             2,099                      14,218          20,980 (2)
                                          --------------  -------------  -----------  --------------
     Total interest income                      101,972                   1,063,662       2,904,949
                                          --------------  -------------  -----------  --------------
INTEREST EXPENSE
Interest on deposits                             31,652                     315,474         695,287
Interest on funds borrowed                        1,747                      32,265          98,689 (2)
Interest on long-term debt                          -                        30,058          99,837
                                          --------------  -------------  -----------  --------------
     Total interest expense                      33,399                     377,797         893,813
                                          --------------  -------------  -----------  --------------
Net interest income                              68,573                     685,865       2,011,136
Provision for losses on loans                       175                      58,956         189,372
                                          --------------  -------------  -----------  --------------
Net interest income after provision for
 losses on loans                                 68,398                     626,909       1,821,764
                                          --------------  -------------  -----------  --------------
NON-INTEREST INCOME
Securities gains (losses)                          (172)                     25,108          41,218
Other operating income                            7,190                     256,533         814,453
                                          --------------  -------------  -----------  --------------
     Total non-interest income                    7,018                     281,641         855,671
                                          --------------  -------------  -----------  --------------
NON-FINANCIAL EXPENSES
Restructuring charge                                -                        17,500          17,500
Other operating expenses                         39,556                     645,582       1,876,808
                                          --------------  -------------  -----------  --------------
     Total non-financial expenses                39,556                     663,082       1,894,308
                                          --------------  -------------  -----------  --------------
Income before income taxes                       35,860                     245,468         783,127
Provision for income taxes                       11,667                      70,735         245,041
                                          --------------  -------------  -----------  --------------
Income before cumulative effect of a
 change in accounting principle (5,9)           $24,193             $0     $174,733        $538,086
                                          ==============  =============  ===========  ==============

Average common shares outstanding                 2,142                      67,904         228,580

PER COMMON SHARE DATA (4)

Income before cumulative effect of a
 change in accounting principle (5,9)            $11.29                       $2.57           $2.35

Cash dividends declared (8)                       $2.60                       $1.26           $1.14


See Footnotes to Pro Forma Condensed Combined Statements of Income

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                   UNAUDITED
                     TWELVE MONTHS ENDED DECEMBER 31, 1992
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                            CoreStates
                                 CoreStates     Meridian       Meridian        and
                                    and           and         Pro Forma      Meridian
                                Subsidiaries  Subsidiaries   Adjustments    Pro Forma
                               -------------  ------------   -----------   -----------
 INTEREST INCOME
 Interest and fees on loans    $1,647,763      $  778,878                  $2,426,641
 Interest on investment
  securities                      238,851         223,427                     462,278
 Interest on time deposits
  in banks                         58,613           8,326                      66,939
 Other interest income             16,611           5,550                      22,161
                              -------------  ------------   ----------    -----------
        Total interest income   1,961,838       1,016,181                   2,978,019
                              -------------  ------------   ----------    -----------

 INTEREST EXPENSE
 Interest on deposits             570,455         396,175                     966,630
 Interest on funds borrowed        60,480          29,359                      89,839
 Interest on long-term debt        78,425          17,464                      95,889
                              -------------  ------------   ----------    -----------
        Total interest
         expense                  709,360         442,998                   1,152,358
                              -------------  ------------   ----------    -----------

 Net interest income            1,252,478         573,183                   1,825,661
 Provision for losses on
  loans                           160,250          81,096   $   17,936(10)    259,282
                              -------------  ------------   ----------    -----------
 Net interest income after
  provision for losses on
  loans                         1,092,228         492,087      (17,936)     1,566,379
                              -------------  ------------   ----------    -----------
 NON-INTEREST INCOME
 Securities gains                  13,805           2,764                      16,569
 Other operating income           596,859         230,849                     827,708
                              -------------  ------------   ----------    -----------
        Total non-interest
         income                   610,664         233,613                     844,277
                              -------------  ------------   ----------    -----------
 NON-FINANCIAL EXPENSES
 Other operating expenses       1,306,593         540,316      (17,936)(10) 1,828,973
                              -------------  ------------   ----------    -----------
        Total non-financial
         expenses               1,306,593         540,316      (17,936)     1,828,973
                              -------------  ------------   ----------    -----------
 Income before income taxes       396,299         185,384                     581,683
 Provision for income taxes       128,165          48,679                     176,844
                              -------------  ------------   ----------    -----------

 Income before cumulative
  effect of a change in
  accounting principle (3)       $  268,134  $    136,705   $        0     $  404,839
                             ==============  ============   ==========    ===========

 Average common shares
  outstanding                     135,813          55,201                     203,434
 PER COMMON SHARE DATA (4)
 Income before cumulative
  effect of a change in
  accounting principle (3)          $1.97           $2.48                       $1.99
 Cash dividends declared (8)        $1.02           $0.90                       $1.02

                                                                          Meridian             Pro Forma
                                Meridian            UCB         UCB         and                Combined
                                  and               and      Pro Forma      UCB                   All
                              Subsidiaries     Subsidiaries  Adjustments   Pro Forma         Transactions
                             -------------     ------------  -----------  -----------        ------------
INTEREST INCOME
Interest and fees on loans     $  778,878        $ 35,094                  $  813,972          $2,461,735
Interest on investment
 securities                       223,427          70,453                     293,880             532,731
Interest on time deposits
 in banks                           8,326               -                       8,326              66,939
Other interest income               5,550           2,506                       8,056              24,217 (2)
                            -------------     -----------    -----------  -----------        ------------
       Total interest
        income                  1,016,181         108,053                   1,124,234           3,085,622
                            -------------     -----------    -----------  -----------        ------------

INTEREST EXPENSE

Interest on deposits              396,175          43,572                     439,747           1,010,202
Interest on funds borrowed         29,359           1,926                      31,285              91,315 (2)
Interest on long-term debt         17,464               -                      17,464              95,889
                            -------------     -----------    -----------  -----------        ------------
       Total interest
        expense                   442,998          45,498                     488,496           1,197,406
                            -------------     -----------    -----------  -----------        ------------
Net interest income               573,183          62,555                     635,738           1,888,216
Provision for losses on
 loans                             81,096           1,527                      82,623             260,809
                            -------------     -----------    -----------  -----------        ------------
Net interest income after
 provision for losses on
 loans                            492,087          61,028                     553,115           1,627,407
                            -------------     -----------    -----------  -----------        ------------
NON-INTEREST INCOME
Securities gains                    2,764              69                       2,833              16,638
Other operating income            230,849           7,698                     238,547             835,406
                            -------------     -----------    -----------  -----------        ------------
       Total non-interest
        income                    233,613           7,767                     241,380             852,044
                            -------------     -----------    -----------  -----------        ------------
NON-FINANCIAL EXPENSES
Other operating expenses          540,316          36,946                     577,262           1,865,919
                            -------------     -----------    -----------  -----------        ------------
       Total

        non-financial
        expenses                  540,316          36,946                     577,262           1,865,919
                             ------------      ----------    -----------  -----------        ------------
Income before income taxes        185,384          31,849                     217,233             613,532
Provision for income taxes         48,679          10,256                      58,935             187,100
                             ------------      ----------    -----------  -----------        ------------

Income before cumulative

 effect of a change in
 accounting principle (3)    $    136,705      $   21,593           $ 0   $   158,298        $    426,432
                             ============      ==========    ===========  ===========        ============

Average common shares
 outstanding                       55,201           2,167                      66,036            216,707
PER COMMON SHARE DATA (4)
Income before cumulative
 effect of a change in
 accounting principle (3)           $2.48           $9.96                       $2.40             $1.97
Cash dividends declared (8)         $0.90           $2.85                       $0.90             $1.02

See Footnotes to Pro Forma Condensed Combined Statements of Income

        FOOTNOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                                  (UNAUDITED)

(1) The Pro Forma Condensed Combined Statements of Income do not reflect the estimated $70.0 million provision for losses on loans related to Meridian's loan portfolio, or charges and expenses of approximately $105.0 million directly attributable to the Merger since these charges are non-recurring. See footnote 3 on page 5. The Pro Forma Condensed Combined Statements of Income also do not reflect the $16.0 million of charges and expenses directly attributable to Meridian's pending acquisition of UCB. Were these expenses reflected in the Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 1995, net income would decrease by $135.1 million, or $0.61 per share.

(2) Reflects the elimination of intercompany interest on Federal funds transactions between CoreStates and UCB.

(3) Reflects the adoption of FAS 106, "Employers Accounting for Postretirement Benefits Other Than Pensions." As permitted under FAS 106, CoreStates elected to recognize immediately the January 1, 1992 transitional liability of $128.7 million pre-tax, $84.9 million after-tax, as the cumulative effect of a change in accounting principle in the first quarter of 1992.

     Meridian adopted FAS 106 on January 1, 1993, the date required under that statement. As permitted by FAS 106, Meridian elected not to recognize immediately its $28.8 million transitional liability, but to amortize that liability over 20 years. As permitted under pooling of interests accounting, the pro forma financial information is prepared as if Meridian adopted FAS 106 effective January 1, 1992 and immediately recognized the $28.8 million, $18.7 million after-tax, transitional liability. Pro forma salaries, wages and benefits have been adjusted accordingly.

     UCB adopted FAS 106 effective January 1, 1992 and elected to recognize immediately the transitional liability of $6.2 million, $4.0 million after-tax, as the cumulative effect of a change in accounting principle.

(4) CoreStates, Meridian, UCB and pro forma earnings per common share for the nine months ended September 30, 1995 and 1994 and for the years ended December 31, 1994, 1993 and 1992 were based on weighted average common shares outstanding as dilution from potentially dilutive common stock equivalents was less than 3% for each period.

(5) Effective January 1, 1993, CoreStates adopted FAS 112, "Employers' Accounting for Postemployment Benefits." CoreStates recognized the January 1, 1993 FAS 112 transitional liability of $20.0 million, $13.0 million after-tax as the cumulative effect of a change in accounting principle.

     Meridian adopted FAS 112 on January 1, 1994, the date required under the statement. The adoption of FAS 112 resulted in a charge of $4.2 million, $2.7 million after-tax, in the first quarter of 1994. As permitted under pooling of interests accounting, the pro forma information is prepared as if Meridian adopted FAS 112 effective January 1, 1993.

     The impact of FAS 112 on UCB is immaterial.

(6) During the first quarter of 1994, CoreStates recognized a $3.4 million after-tax impairment loss on certain mortgage securities. The loss was the result of a write-down to fair value of these securities which were deemed to be impaired. This resulted from a recent Financial Accounting Standards Board ("FASB") interpretation of FAS 115. The interpretation, reached by a consensus of the FASB Emerging Issues Task Force in March 1994, requires more definitive criteria for recognition of impairment losses on these types of securities.

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

        FOOTNOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                              (UNAUDITED) (con't)



(7) In March 1995, CoreStates completed an intensive review of its operations and businesses and announced a corporate-wide process redesign plan, which restructures its banking services around customers and enhances employees' authority to make decisions to benefit customers. As a result of this process redesign, CoreStates recorded a $110.0 million pre-tax restructuring charge, $70.0 million after-tax or $0.49 per share, in March 1995. CoreStates recorded restructuring credits of $3.0 million, $1.9 million after-tax or $0.01 per share in the second quarter of 1995 and $2.4 million, $1.5 million after-tax or $0.01 per share in the third quarter of 1995, related to gains on the curtailment of future pension benefits associated with employees terminated during the second and third quarters.

     In June 1995, Meridian completed an internal review of its operations and businesses and announced a company-wide plan designed to improve its operating performance and competitive position. As a result of this review Meridian recorded a restructuring charge in the second quarter of 1995 of $32.0 million ($20.8 million after-tax or $0.37 per share).

(8) Cash dividends declared per share for the respective periods prior to CoreStates' acquisition of First Peoples Corporation (on September 3,
     1992), Constellation Bancorp (on March 16, 1994), Independence Bancorp, Inc. (on June 27, 1994) and Meridian assume that CoreStates would have declared cash dividends per share equal to the cash dividends per share actually declared by CoreStates.

     Cash dividends declared per share for the respective periods prior to Meridian's acquisition of Commonwealth Bancshares Corporation on August 31, 1993 and UCB assume that Meridian would have declared cash dividends per share equal to the cash dividends declared per share actually declared by Meridian.

     Meridian's historical cash dividends declared per share for the year ended December 31, 1992, reflect a new dividend payment schedule adopted in the first quarter of 1992. Dividends paid in 1992 aggregated $1.20 per share.

(9) CoreStates retroactively adopted FAS 109 in the first quarter of 1992, effective January 1, 1987. Meridian and UCB elected to prospectively adopt FAS 109 on January 1, 1993 and recognize a cumulative benefit/(expense) of $7.2 million and $(579) thousand, respectively, as the cumulative effect of a change in accounting principle. As permitted under pooling of interests accounting, the pro forma financial information is prepared as if Meridian and UCB also retroactively adopted FAS 109 effective January 1, 1987.

(10) CoreStates historical Condensed Combined Statements of Income reflect the charges associated with writedowns against in substance foreclosed loans in other non-financial expenses. In connection with its adoption of FAS 114, Meridian elected to reclassify writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans. As permitted under pooling of interests accounting, the pro forma financial information for all periods presented is prepared as if CoreStates reclassified writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans for all periods presented prior to 1995.

     In substance foreclosed loans for UCB are immaterial.

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